SCHEDULE 14(A) INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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NORTHWESTERN MUTUAL SERIES FUND, INC.
(Name of Registrant as Specified in its Charter)

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[Northwestern Mutual Logo]

December __, 2006

TO:	CONTRACT AND POLICY OWNERS AND PAYEES INVESTED IN
NORTHWESTERN MUTUAL SERIES FUND, INC. THROUGH THE
NML VARIABLE ANNUITY ACCOUNT A
NML VARIABLE ANNUITY ACCOUNT B
NML VARIABLE ANNUITY ACCOUNT C
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

A Special Meeting of the Shareholders of Northwestern Mutual Series Fund, Inc. (the “Northwestern Mutual Series Fund” or “NMSF”), will be held on February 20, 2007, at 10:00 a.m., Central Time, at the offices of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

All of the outstanding shares of Northwestern Mutual Series Fund are held by Northwestern Mutual and therefore, Northwestern Mutual is the only shareholder of Northwestern Mutual Series Fund. Northwestern Mutual holds these shares for its General Account and for its separate investment accounts used for its variable annuity contracts and variable life policies. Although you are not a shareholder of the Northwestern Mutual Series Fund, all or part of the net considerations or premiums and accumulated amounts under your variable annuity contract or variable life insurance policy are invested in shares of the Northwestern Mutual Series Fund through NML Variable Annuity Account A, NML Variable Annuity Account B, NML Variable Annuity Account C or Northwestern Mutual Variable Life Account. You have the right to instruct Northwestern Mutual as to how the shares of each Portfolio of the Northwestern Mutual Series Fund attributable to your variable annuity contract or variable life insurance policy should be voted at the Special Meeting of the Shareholders.

We have enclosed a copy of a Notice of Special Meeting, Statement to Contract and Policy Owners and Payees and a Voting Instruction Form for each Portfolio of the Northwestern Mutual Series Fund which relates to your contract or policy. This material contains important information about the matters to be considered at the Special Meeting. We urge you to read it carefully. Then, please complete and sign the Voting Instruction Form and return it in the postage paid envelope provided. You may also provide voting instructions by telephone at 1-888-221-0697 or through the website located at www.proxyweb.com. (If you intend to provide instructions by phone or internet, you will need the control number(s) appearing on your Voting Instruction Form(s).)

Voting Instruction Forms must be received, or phone or internet instructions must be provided, prior to 12:00 noon on February 19, 2007. Shares of each Portfolio of the Northwestern Mutual Series Fund as to which no timely instructions are received will be voted by Northwestern Mutual in proportion to the instructions received from those contract and policy owners and payees who furnish timely instructions with respect to shares of that Portfolio (or all Portfolios for those proposals which will be voted on collectively by all Portfolios).

We recommend that you instruct Northwestern Mutual to vote to elect the Directors designated in the Statement to Contract and Policy Owners and Payees and FOR each of the other proposals.

Sincerely,

Edward J. Zore
President and Chief Executive Officer
The Northwestern Mutual Life Insurance Company

NORTHWESTERN MUTUAL SERIES FUND, INC.
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Notice of Special Meeting of Shareholders of
Northwestern Mutual Series Fund, Inc.
To be Held on February 20, 2007

To the shareholders (the “Shareholders”) of each of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio, and Money Market Portfolio (collectively, the “Portfolios”):

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the “Special Meeting”) of Northwestern Mutual Series Fund, Inc. (“Northwestern Mutual Series Fund” or “NMSF”), will be held at the offices of The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, on February 20, 2007 at 10:00 a.m., Central Time, for the following purposes:

1.	To elect six Directors to Northwestern Mutual Series Fund’s Board of Directors.

2.	To approve a proposal that will permit Mason Street Advisors, LLC (“MSA”), in its capacity as the investment advisor for the Northwestern Mutual Series Fund, subject to the approval of the Northwestern Mutual Series Fund Board of Directors, to enter into and materially amend agreements with unaffiliated sub-advisors without obtaining shareholder approval.

3.	To approve an amendment to the Investment Advisory Agreement with MSA.

4.	To approve an amendment to the fundamental investment objective of the Balanced Portfolio.

5.	To transact any other business that may properly come before the meeting or any postponements or adjournments thereof.

Shareholders of record as of the close of business on November 30, 2006 (the “Record Date”), are entitled to notice of, and to vote at, this Special Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Randy M. Pavlick
Secretary
Northwestern Mutual Series Fund, Inc.

Milwaukee, Wisconsin
December __. 2006

TABLE OF CONTENTS
		Page
Questions and Answers About the Special Meeting and this Statement		6

The Proposals		12

Proposal 1:	Election of six Directors to the Northwestern Mutual Series Fund Board of Directors.	12

Proposal 2:	To approve a proposal that will permit Mason Street Advisors, LLC, in its capacity as the investment advisor for the Northwestern Mutual Series Fund, subject to the approval of the Northwestern Mutual Series Fund Board of Directors, to enter into and materially amend agreements with unaffiliated sub-advisors without obtaining Shareholder approval.	16

Proposal 3:	To approve an amendment to the Investment Advisory Agreement with Mason Street Advisors, LLC.	20

Proposal 4:	To approve an amendment to the fundamental investment objective of the Balanced Portfolio.	24

General Information about NMSF		28

Director and Officer Information		Appendix A

Nominating Committee Charter		Appendix B

Security Ownership of NMSF Management		Appendix C

Proposed Amended Investment Advisory Agreement between Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc.		Appendix D

STATEMENT TO CONTRACT AND POLICY OWNERS AND PAYEES

NML VARIABLE ANNUITY ACCOUNT A
NML VARIABLE ANNUITY ACCOUNT B
NML VARIABLE ANNUITY ACCOUNT C
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THIS STATEMENT

Q. Why did you send me this booklet?

A. This booklet contains the Notice of Special Meeting of Shareholders (the “Notice”) and Statement to Contract and Policy Owners and Payees (also called a Proxy Statement) that provides you with information you should review before voting on the Proposals that will be presented at the Special Meeting for the Portfolios of Northwestern Mutual Series Fund, Inc. (“Northwestern Mutual Series Fund” or “NMSF”) listed in the accompanying Notice and below (each a “Portfolio” and, collectively, the “Portfolios”).

Shares of the Portfolios are not sold directly to individuals. The Portfolios offer their shares through separate accounts of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), including the NML Variable Annuity Account A, NML Variable Annuity Account B, NML Variable Annuity Account C and Northwestern Mutual Variable Life Account (collectively, the “Variable Accounts”). These materials are being provided to owners of individual variable annuity contracts and variable life insurance policies issued by Northwestern Mutual under which considerations or premiums and accumulated amounts are allocated to the Variable Accounts. Northwestern Mutual invests these amounts in shares of the Portfolios of NMSF (the “Portfolios”) in accordance with instructions from owners of individual variable annuity contracts and variable life insurance policies. Although the shares of the Portfolios are owned by Northwestern Mutual, Northwestern Mutual intends to pass through its voting rights to you and you will vote the shares of each Portfolio associated with your variable insurance contract and/or policy by providing voting instructions to Northwestern Mutual. Northwestern Mutual will vote the shares in accordance with instructions received from the owners and payees of the Variable Accounts.

References to “you” or “shareholder” throughout these materials includes shareholders of record (i.e. Northwestern Mutual) and contract and policy holders and payees.

Q. What is the purpose of this booklet?

A. The principal purpose of this Statement to Contract and Policy Owners and Payees is to provide you with important information regarding, and seek your approval of the matters identified in, the table below.

Portfolios
	Proposal	Affected
1.	To elect six Directors to the Board of Directors of NMSF	Each Portfolio

2.	To permit MSA, in its capacity as the investment advisor for the Northwestern Mutual Series Fund, subject to the approval of the Northwestern Mutual Series Fund Board of Directors, to enter into and materially amend agreements with unaffiliated sub-advisors without obtaining shareholder approval.	Each Portfolio

3.	To approve an amendment to the Investment Advisory Agreement with MSA.	Each Portfolio

4.	To approve an amendment to the fundamental investment objective of the Balanced Portfolio.	Balanced Portfolio

5.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.	Each Portfolio

Q. Who is eligible to vote and to provide voting instructions?

A. Shareholders of record (i.e. Northwestern Mutual) at the close of business on November 30, 2006 (the “Record Date”) are entitled to vote at the Special Meeting or any adjournment or postponement of the Special Meeting. Persons who owned variable annuity contracts or variable life insurance policies or were receiving payments under variable annuity payment plans on November 30, 2006 are entitled to provide Northwestern Mutual with voting instructions. At the Special Meeting of the Shareholders, Northwestern Mutual will vote shares of NMSF in accordance with instructions received from these contract and policy holders and payees.

NMSF is divided into eighteen separate Portfolios, which serve as investment vehicles for the Variable Accounts. NMSF issues a separate class of capital stock for each Portfolio. Shares of each class of capital stock are held by the Variable Accounts in their corresponding divisions. The number of NMSF shares for each division of the Variable Accounts for which the owner of a contract or policy may give instructions is determined by dividing the contract’s or policy’s cash value apportioned to that division, if any, on November 30, 2006, by the per share value of the corresponding NMSF Portfolio on November 30, 2006.

Portfolio shares as to which no timely instructions are received will be voted by Northwestern Mutual in proportion to the instructions received for those contract and policy owners and payees who furnish timely instructions for that Portfolio (or all Portfolios for those proposals which will be voted on collectively by all Portfolios).

Q. How do I provide voting instructions?

A. You may provide voting instructions in writing by executing the enclosed Voting Instruction Form or Forms. You may also provide voting instructions by telephone at 1-888-221-0697 or through the website located at www.proxyweb.com. (If you intend to provide instructions by phone or internet, you will need the control number(s) appearing on your Voting Instruction Form(s).) Voting Instruction Forms that are properly signed, dated and received, or phone or internet instructions that are properly placed, prior to noon Central Time on February 19, 2007 will be followed as specified. If you sign, date and return the Voting Instruction Form, but do not specify a vote for one or more of the Proposals, the shares which relate to your contract or policy will be voted for the Proposals on which you have not specified a vote as follows:

  IN FAVOR of electing each of the six Director nominees to the Board of Directors of NMSF (Proposal 1);

  IN FAVOR of the proposal that would permit Mason Street Advisors, LLC (“MSA”), in its capacity as the investment advisor for the Northwestern Mutual Series Fund, subject to the approval of the Northwestern Mutual Series Fund Board of Directors, to enter into and materially amend agreements with unaffiliated sub-advisors without obtaining shareholder approval.
  (Proposal 2);

  IN FAVOR of approving the proposed amendment to the Investment Advisory Agreement with MSA (Proposal 3);

  IN FAVOR of an amendment to the fundamental investment objective of the Balanced Portfolio (Proposal 4); and

  In the discretion of Northwestern Mutual with respect to any other business that may properly come before the meeting or any postponements or adjournments thereof.

Q. If I send my Voting Instruction Form in now as requested, can I change my instructions later?

A. You may revoke your instructions at any time prior to noon Central Time on February 19, 2007 by submitting written notice of revocation or a properly completed, executed and later-dated instruction in writing, or by placing subsequent instructions by phone or the internet.

Q. How should I sign my Voting Instruction Form?

A. The following general rules for signing Voting Instruction Forms may be of assistance to you and may avoid the time and expense involved in validating your instruction if you fail to sign the Voting Instruction Form properly.

1. Individual Accounts: Sign your name exactly as it appears on the Voting Instruction Form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in Northwestern Mutual’s records.

3. All other accounts: The capacity of the individual signing the Voting Instruction Form should be indicated unless it is reflected in the form of ownership for your policy or contract. For example:

Ownership Record	Valid Signature
Corporate Accounts
(1) ABC Corp.	John Doe, Vice President
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, v/t/d 12/28/78	Jane B. Doe

Custodian of Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr., UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr.
Executor

Q. How does Northwestern Mutual and the Directors of the Northwestern Mutual Series Fund recommend that I instruct the shares to be voted?

A. Northwestern Mutual and the Board of Directors of Northwestern Mutual Series Fund recommend that you instruct Northwestern Mutual to vote to elect each of the Directors designated in this Statement to Contract and Policy Holders and Payees and FOR each of the other proposals.

Q. Who owns the shares of the Portfolio?

A. As of November 30, 2006, there were 7,114,793,908.634 shares of NMSF outstanding. All of the outstanding shares of NMSF are held by Northwestern Mutual and therefore it is the only shareholder of NMSF. Northwestern Mutual holds these shares for its General Account and for its Variable Accounts used for variable annuity contracts and variable life policies. As of the close of business on November 30, 2006, Northwestern Mutual held title to shares of the Portfolios allocated among the General Account and the Variable Accounts as follows:

	Index 500	Select	Money
	Stock	Bond	Market
	Portfolio	Portfolio	Portfolio
NML Variable Annuity Account A	23,113,304.923	24,945,760.390	17,861,912.910
NML Variable Annuity Account B	340,294,319.069	612,137,707.403	233,509,878.220
NML Variable Annuity Account C	29,719,747.351	11,893,961.569	3,078,943.890
Variable Life Account	246,664,433.798	111,410,260.023	131,782,192.200
General Account	-----	-----	-----
Total	639,791,805.141	760,387,689.385	386,232,927.220

	Balanced	Large Cap	Growth
	Portfolio	Core Stock	Stock
		Portfolio	Portfolio
NML Variable Annuity Account A	85,791,438.692	10,691,147.522	9,337,931.936
NML Variable Annuity Account B	1,217,380,895.699	211,934,250.458	160,340,989.441
NML Variable Annuity Account C	35,110,223.886	18,229,566.258	12,770,220.898
Variable Life Account	165,684,847.477	157,290,115.609	138,790,018.995
General Account	-----	-----	-----
Total	1,503,967,405.754	398,145,079.847	321,239,161.270

	Aggressive	High Yield	Franklin Templeton
	Growth	Bond	International Equity
	Stock	Portfolio	Portfolio
	Portfolio
NML Variable Annuity Account A	13,005,949.083	8,571,789.367	20,328,524.723
NML Variable Annuity Account B	198,543,201.075	264,900,475.406	372,139,358.849
NML Variable Annuity Account C	22,789,935.768	8,683,370.380	40,943,802.485
Variable Life Account	120,368,416.951	92,820,647.023	230,823,656.216
General Account	-----	-----	-----
Total	354,707,502.877	374,976,282.176	664,235,342.273

	Small Cap	T. Rowe Price	International
	Growth	Small Cap	Growth
	Stock Portfolio	Value Portfolio	Portfolio
NML Variable Annuity Account A	6,059,534.605	5,539,211.714	5,061,166.037
NML Variable Annuity Account B	108,690,907.860	97,992,620.275	101,992,804.256
NML Variable Annuity Account C	15,515,646.447	589,548.355	617,423.370
Variable Life Account	92,694,448.835	70,516,372.521	45,657,393.781
General Account	-----	-----	-----
Total	222,960,537.747	174,637,752.865	153,328,787.444

	Index 400	Capital Guardian	Asset Allocation
	Stock Portfolio	Domestic	Portfolio
		Equity Portfolio
NML Variable Annuity Account A	8,725,029.450	7,833,189.398	8,530,554.184
NML Variable Annuity Account B	176,039,518.636	195,793,617.669	191,435,091.960
NML Variable Annuity Account C	22,674,414.725	1,088,649.626	1,647,726.192
Variable Life Account	130,186,360.800	103,246,984.855	29,642,072.707
General Account	-----	-----	-----
Total	337,625,323.611	307,962,441.548	231,255,445.043

	AllianceBernstein	Janus Capital
	Mid Cap Value	Appreciation	T. Rowe Price Equity
	Portfolio	Portfolio	Income Portfolio
NML Variable Annuity Account A	1,349,137.993	2,865,067.855	3,442,942.041
NML Variable Annuity Account B	31,397,673.994	48,465,112.447	62,303,225.355
NML Variable Annuity Account C	277,462.297	378,939.538	219,277.862
Variable Life Account	16,898,808.934	28,929,127.393	29,616,965.687
General Account	29,253,642.236	-----	27,943,040.801
Total	79,176,725.454	80,638,247.233	123,525,451.746

Northwestern Mutual will vote the shares of NMSF allocated to the Variable Accounts in accordance with the instructions received from contract and policy owners and payees. Portfolio shares as to which no timely instructions are received will be voted by Northwestern Mutual in proportion to the instructions received for those contract and policy owners and payees who furnish timely instructions for that Portfolio (or all Portfolios for those proposals which will be voted on collectively by all Portfolios). Northwestern Mutual will also vote shares of a Portfolio held in its General Account in the same proportion as it votes the rest of the shares.

Northwestern Mutual may, if required by state insurance officials, disregard voting instructions which would require shares of a Portfolio to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. Northwestern Mutual may also disregard voting instructions that would require changes in the investment policy or investment advisor for a Portfolio, provided that Northwestern Mutual reasonably determines to take this action in accordance with applicable federal law. If Northwestern Mutual disregards voting instructions, a summary of the action and reasons therefore will be included in the next semi-annual report to the owners of the contracts and policies.

Q. What other business will be discussed at the Special Meeting?

A. The Board of Directors of NMSF does not intend to present any matters before the Special Meeting other than as described in this Statement, and is not aware of any other matters to be brought before the meeting or any adjournments thereof by others. If any other matter legally comes before the meeting, the shares of each Portfolio which support your policy or contract will be voted in the discretion of Northwestern Mutual.

Q. How are the Portfolios managed?

A. Northwestern Mutual Series Fund is an open-end, management investment company organized under the laws of the State of Maryland, with principal offices located at 720 East Wisconsin Avenue, Milwaukee, WI 53202. Under Maryland law, each Portfolio is a series of NMSF. The management of the business and affairs of NMSF is the responsibility of the NMSF Board of Directors. The Board oversees the Portfolios’ operations, including reviewing and approving the contracts with MSA, and with respect to Portfolios for which MSA has appointed a sub-advisor, the Portfolios’ respective sub-advisors. NMSF’s officers are responsible for the day-to-day management and administration of the Portfolios’ operations. The Portfolios’ investment advisor and, if applicable, sub-advisors, are responsible for selection of individual portfolio securities and for the assets assigned to them.

Q. How can I obtain more information about the Portfolios?

A. The most recent Annual Reports for the Variable Accounts have been mailed to owners of the contracts and policies. These reports include audited financial statements for NMSF’s fiscal year ended December 31, 2005. The most recent Semi-Annual Reports for the Variable Accounts, which contain unaudited financial statements for the six-month period ended June 30, 2006, have also been mailed to owners of the contracts and policies. If you have not received an Annual or Semi-Annual Report for a Variable Account, or would like to receive additional copies, free of charge, please contact your Northwestern Mutual Financial Representative, write The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Ave., Milwaukee, Wisconsin, 53202-4797, or call us at 1-888-455-2232 (variable annuities) or 1-866-424-2609 (variable life). The Reports are also available on the Northwestern Mutual website at www.nmfn.com.

THE PROPOSALS

PROPOSAL 1:

ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF NMSF
(All Portfolios)

Which Portfolios’ Shareholders will vote on this Proposal 1?

Proposal 1 applies to Shareholders of all Portfolios as of the Record Date, voting together.

Who are the nominees for Directors?

The Board of Directors of NMSF currently consists of Miriam A. Allison, William A. McIntosh, Michael G. Smith and Edward J. Zore. At its meeting on December 12, 2006, the NMSF Nominating Committee unanimously nominated __________ and __________ for election as Directors, and the Board of NMSF unanimously approved the presentation of ________ and _________ to the shareholders with a recommendation that the shareholders elect each as a Director of NMSF. Also at its December meeting, the Board determined to also present to shareholders Messrs. McIntosh, Smith and Zore (who had previously been elected to the Board by the shareholders) for re-election, and Ms. Allison (who has not previously been elected by the shareholders) for election. Ms. Allison, and Messrs. McIntosh, Smith, Zore, __________ and ___________ are referred to as the “nominees.”

The table below sets forth certain information concerning the nominees. Messrs. McIntosh and Zore have served as Directors of NMSF since their election by the Board on May 8, 1997 and May 18, 2000, respectively. Both were subsequently elected as Directors by the shareholders on May 1, 2003. Mr. Smith has served on the Board since his election by the shareholders on May 1, 2003. Ms. Allison has served as a director since her election by the Board on August 3, 2006. ______ and _____ do not currently serve as Directors of NMSF.

With the exception of Mr. Zore, none of the nominees is an “interested person” of NMSF as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). As of the Record Date, no nominee beneficially owned more than 1% of the shares of any Portfolio and the nominees and their families as a group also beneficially owned less than 1% of the shares of any Portfolio. Additional information regarding the nominees, including information regarding the dollar range of Portfolio securities beneficially owned by each nominee, is included in Appendix A to this Statement.

Number of
Portfolios in
		Term of		Fund
		Office		Complex
	Position(s)	and		Overseen
Nominee Name,	Held	Length		by Director	Other
Age and	With	of Time	Principal Occupation During	or Nominee	Directorships
Address[1]	Fund	Served[2]	Past Five Years	for Director	Held
Independent
Directors[3]
Miriam M. Allison (59)	Director	Since 2006	Consultant to chief executive officers of privately-held businesses, and real estate developer, since 2002. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a provider of administration, recordkeeping and marketing services to investment companies. Prior thereto, founder, President, and CEO of Sunstone Financial Group, Inc.	18 Portfolios	None

William A. McIntosh (67)	Director	Since 1997	Financial consulting. Adjunct Faculty Member, Howard University, Washington, D.C. from 1998 – 2004. Prior thereto, Division Head, U.S. Fixed Income Division of Salomon Brothers, an investment banking firm.	18 Portfolios	MGIC Investment Corporation and Comdisco Holding Company, Inc.

Michael G. Smith (62)	Director	Since 2003	Private investor. Prior to his retirement in 1999, Managing Director, Corporate and Institutional Client Group, Central Region, Merrill Lynch & Co., Inc.	18 Portfolios	Trustee of Ivy Fund

[New
nominee(s) to be
inserted here]

Management
Director[4]

Edward J. Zore (61)	Director	Since 2000	President and Chief Executive Officer of Northwestern Mutual since 2001; President from 2000 to 2001. Trustee of Northwestern Mutual since 2000.	18 Portfolios	Manpower, Inc

1 The address for each nominee is c/o Northwestern Mutual Series Fund, Inc., 720 East Wisconsin Ave., Milwaukee, Wisconsin, 53202-4797, attention: Secretary.
2 The NMSF By-laws provide that directors will hold office until the next annual meeting of shareholders and until a successor is elected and qualifies, or until his or her death, resignation or removal, provided no director may serve a term or successive terms totaling more than twelve (12) years. The twelve year service limitation commences on the later of May 1, 2003 or the date of the director’s initial election or appointment as a director. Because NMSF does not anticipate holding an annual meeting unless otherwise required by the Investment Company Act of 1940, as amended (“1940 Act”), as a practical matter each of the directors may serve for a term of up to 12 years. A director who attains age seventy on or before the second Wednesday in March must retire not later than the second Wednesday of the following calendar year.
3 These are the director nominees who are not “interested persons” of NMSF or MSA, as that term is defined in Section 2(a)(19) of the 1940 Act. They are referred to in this Statement as “Independent Directors.”
4 Mr. Zore is an “interested person” of NMSF, as defined in Section 2(a)(19) of the 1940 Act, because he is the President and Chief Executive Officer and a Trustee of Northwestern Mutual, the parent company of MSA, NMSF’s investment advisor. Mr. Zore is also a Director of Northwestern Mutual Wealth Management Company and Frank Russell Company, corporate affiliates of Northwestern Mutual. Mr. Zore is referred to in this Statement as a “Management Director.”

Why are Directors being elected at the present time?

During the preceding year, two directors resigned and one died. This left three directors (Messrs. McIntosh, Smith and Zore), all of whom had previously been elected by the shareholders. Pursuant to the NMSF By-laws, the Board has established that, for the continued efficient conduct of NMSF’s business and to provide the Board with the flexibility to address future changes in the Directors, the size of the Board shall be six directors. In August 2006, the Board filled one vacancy with the election of Ms. Allison. Under the 1940 Act, the directors in office may fill a vacancy provided upon filling the vacancy at least two-thirds of the directors have been elected by the shareholders. Consequently, the Board is unable to fill the remaining vacancies on their own and must present the nominees to fill the remaining two vacancies to the shareholders for their election.

How long would each nominee serve?

In February 2003, the Board of Directors amended NMSF’s By-laws to provide for a twelve-year term of service limitation commencing on the later of May 1, 2003, or the date of the Director’s election or appointment to the Board. For purposes of this term limitation, Messrs. McIntosh, Smith and Zore, if re-elected, will continue to serve twelve-year terms that commenced on May 1, 2003, or until their earlier death, resignation, retirement or removal from office and election and qualification of their successors. Ms. Allison, if elected, will continue to serve a twelve-year term that commenced upon her appointment by the Board on August 3, 2006, or until her earlier death, resignation, retirement or removal from office and election and qualification of her successor. ___________ and _________, if elected, will serve for twelve-year terms commencing as of the date of the Special Meeting, or until each of their earlier death, resignation, retirement or removal from office and election and qualification of their respective successors. Notwithstanding the foregoing, NMSF Bylaws provide that a Director who has attained age seventy (70) on or before the second Wednesday in March, shall retire not later than the second Wednesday of the following calendar year.

What are the responsibilities of the Board and how often does the Board meet?

The Board is responsible for the general oversight of the business of Northwestern Mutual Series Fund and for ensuring that the Portfolios are managed in the best interests of each Portfolio’s respective investors. The Board periodically reviews the Portfolios’ investment performance and the quality of the other services provided to the Portfolios and their shareholders by the Portfolios’ service providers. At least annually, the Board reviews the fees paid by the Portfolios for these services and the overall level of the Portfolios’ operating expenses. The Board typically conducts regular meetings in person four times a year to review the performance and operations of the Portfolios. In addition, the Board or any committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

There were four regular meetings and no special meetings of the Board of Directors held during the fiscal year ended December 31, 2005. Messrs. McIntosh, Smith and Zore attended all of the meetings of the Board of Directors held during the fiscal year ended December 31, 2005.

What are the committees of the Board?

The Board has an Audit Committee that is comprised of Ms. Allison and Messrs. McIntosh and Smith, who currently constitute all of NMSF’s Independent Directors. The purpose of the Audit Committee is to act for the Board in overseeing the accounting and financial reporting of NMSF. To perform this function, the Audit Committee has direct access to NMSF’s officers and internal auditors, as well as NMSF’s independent auditors. In addition, the Audit Committee may meet with other members of management and employees when in its judgment such meetings are warranted. The Audit Committee met four times during the fiscal year ended December 31, 2005, and has met four times during 2006. Messrs. McIntosh and Smith attended all of the meetings of the Audit Committee held during the fiscal year ended December 31, 2005.

The Board also has a standing Nominating Committee. The Nominating Committee is currently composed of Ms. Allison and Messrs. McIntosh and Smith. The function of the Nominating Committee is to identify qualified individuals to become members of the Board in the event that a position is vacated or created, consider all candidates proposed to become members of the Board, nominate, or recommend for nomination by the Board, candidates for election as directors, and set any necessary standards or qualifications for service on the Board. The Nominating Committee may solicit suggestions for nominations from any source it deems appropriate. In addition, the Nominating Committee may consider and evaluate nominee recommendations from Northwestern Mutual, the sole shareholder of NMSF. Shareholders who wish to recommend a nominee should send the recommendation to NMSF’s Secretary. Recommendations from shareholders are subject to such procedural requirements as may be imposed by the Committee from time to time. _________ and __________ were recommended to the Nominating Committee by ________________. A copy of the Charter of the Nominating Committee is attached as Appendix B to this Statement. The Nominating Committee meets when necessary to consider nominees. It did not meet during the fiscal year ended December 31, 2005, and met three times during 2006.

What are the Directors paid for their services?

The table below provides compensation details for each of the current Directors of NMSF relating to their service as Directors for the fiscal year ended December 31, 2005. In addition, the table shows the total amount of compensation paid to each of the current Directors by the fund complex during 2005, including compensation paid by MSA. Ms. Allison, _____________ and ____________ were not directors during 2005 and therefore are not included in the chart.

		Pension or	Estimated	Total Compensation
	Aggregate	Retirement Benefits	Annual	From Registrant
	Compensation	Accrued As Part of	Benefits Upon	and Fund Complex*
Director	From Registrant	Fund Expenses	Retirement	Paid to Directors
William A. McIntosh	None	None	None	60,000
Michael G. Smith	None	None	None	60,000
Edward J. Zore	None	None	None	None

* During 2005, the “Fund Complex” consisted of NMSF and Mason Street Funds, Inc., a registered open-end investment company for which MSA served as investment advisor. As of March 31, 2006, the portfolios of the Mason Street Funds, Inc. were reorganized into newly created and existing funds that are part of mutual fund families not overseen by the Directors.

NMSF pays no salaries or compensation to any of its officers or directors. For the 2005 fiscal year, MSA paid on behalf of NMSF each of the Independent Directors then in office directors’ fees in the amount of $45,000, consisting of a $27,000 retainer paid in January and $18,000 in meeting fees. For the 2005 fiscal year, Mason Street Funds, Inc. paid each of the Independent Directors then in office directors’ fees totaling $15,000, consisting of a $9,000 retainer paid in April and $6,000 in meeting fees.

For the 2006 fiscal year, MSA pays each Independent Director a retainer of $35,000 (or a pro rata portion if the director serves for less than the full year), plus $5,000 per regular meeting attended. Director compensation is established by the Directors and is reevaluated annually, typically at its meeting in February. NMSF neither pays nor accrues any pension or retirement benefits for the benefit of any Director.

Who are the Officers of NMSF?

Appendix A and C contain certain information concerning the officers of NMSF. These officers are appointed by the Board and are not being presented for election by the shareholders.

What vote is required to elect the nominees to the Board of Directors of NMSF?

Under Maryland law, the nominees for director receiving the vote of a plurality of the outstanding voting shares of NMSF cast at a shareholders meeting shall be elected. Shareholders of all Portfolios will vote together on the election of directors. Therefore, the six nominees who receive the greatest number of affirmative votes cast at the Special Meeting will be declared elected. Portfolio shares as to which no timely voting instructions are received will be voted by Northwestern Mutual in proportion to the instructions received for those contract and policy owners and payees who furnish timely voting instructions.

Each of the nominees has consented to being named in this Statement to Contract and Policy Holders and Payees and to serve if elected. NMSF knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept election prior to the Special Meeting, Northwestern Mutual will exercise its voting power to vote for such substitute person or persons as the Directors of NMSF may recommend.

What is the Board’s recommendation on Proposal 1?

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
ELECTION OF EACH OF THE SIX NOMINEES TO SERVE ON THE BOARD OF
DIRECTORS.

PROPOSAL 2:

     APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS WITH
INVESTMENT SUB-ADVISORS ON BEHALF OF ONE OR MORE OF THE PORTFOLIOS
WITHOUT OBTAINING SHAREHOLDER APPROVAL
(All Portfolios)

Which Portfolios’ Shareholders will vote on this Proposal 2?

Proposal 2 applies to shareholders of all Portfolios as of the Record Date, voting separately by Portfolio. Approval of Proposal 2 with respect to a Portfolio requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Portfolio, as discussed more fully below. The Proposal will be voted upon and implemented by Portfolio, without regard to the actions of the shareholders of any other Portfolio.

What are the Shareholders being asked to approve?

MSA serves as the investment advisor for each of the Portfolios pursuant to an Investment Advisory Agreement between MSA and NMSF (the “Advisory Agreement”). The Advisory Agreement authorizes MSA to employ one or more investment sub-advisors for the purpose of providing investment management services for any of the Portfolios. Pursuant to this authority, MSA has appointed investment sub-advisors for six of the Portfolios. The 1940 Act generally requires that the appointment of a new sub-advisor or a material modification of an existing sub-advisory agreement for a Portfolio must be approved by the Portfolio’s shareholders. Consequently, if MSA and the NMSF Board determined that it was in the best interests of a Portfolio to replace a sub-advisor, materially amend the terms of an existing arrangement, or appoint a sub-advisor, they must seek the approval of the Portfolio’s shareholders.

In order to provide MSA and the Board with increased flexibility to hire, terminate, and replace sub-advisors without incurring the significant delay and expense associated with obtaining shareholder approval, MSA and NMSF obtained an exemptive order (the “Order”) from the Securities and Exchange Commission (“SEC”). Provided certain conditions are met, the Order would permit MSA to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement, subject to approval by the NMSF Board (including a majority of its Independent Directors), but without obtaining the approval of a Portfolio’s shareholders. Such an advisory structure is often referred to as a "manager of managers" arrangement. MSA and the Board can operate a Portfolio as a manager of managers fund in reliance upon the Order only if, among other conditions, the Portfolio’s shareholders have approved the manager of managers arrangement.

Shareholders of each of the Portfolios are therefore being asked to approve the operation of the Portfolios as a manager of managers fund. If Proposal 2 is adopted by a Portfolio, MSA in its capacity as investment advisor for the Portfolio, will be permitted to enter into sub-advisory agreements with respect to the Portfolio, or to materially modify certain sub-advisor agreements with prior approval by the NMSF Board, but without such sub-advisory agreements being approved by the shareholders of the Portfolio. While the Board is seeking the authority for a manager of manager’s arrangement for each of the Portfolios, neither the Board nor MSA have any current plans to hire a sub-advisor for a Portfolio that is not currently managed by a sub-advisor, nor do they have any current plans to add additional sub-advisors to those Portfolios that are managed by sub-advisors. NMSF will implement the new structure and rely on the Order at such time as the conditions of the Order are satisfied.

Who would approve sub-advisory agreements under the manager of managers arrangement?

Under this Proposal, the NMSF Board will continue to provide oversight of the sub-advisor selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval all new or amended sub-advisory agreements, and their approval will be required before entering into or materially amending any sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Directors, are required to review annually and consider for renewal each sub-advisory agreement after the initial term. MSA and the sub-advisors have a legal duty to provide to the Board information on pertinent factors relating to the approval, renewal or amendment of a sub-advisory agreement. If the shareholders of a Portfolio approve this Proposal, however, a shareholder vote will no longer be required to approve new sub-advisory agreements or material changes to existing sub-advisory agreements, thereby limiting somewhat the shareholders' control over the Portfolios' operations.

How would a manager of managers arrangement benefit the Portfolios?

The Board believes that it is in the best interests of the shareholders of each Portfolio to provide MSA and the Board with increased flexibility to hire, terminate, and replace sub-advisors without incurring the significant delay and potential expense associated with obtaining shareholder approval. A manager of managers arrangement would permit the Portfolios to operate more efficiently and cost-effectively. Currently, NMSF must call and hold a shareholder meeting of a Portfolio before it appoints a new or replacement sub-advisor, or materially amends a sub-advisory agreement. Additionally, NMSF currently must seek shareholder approval of a new sub-advisory agreement if a sub-advisor is acquired by another company, even if there will be no change in the persons managing the Portfolio. Each time a shareholder meeting is called, NMSF must create and distribute proxy materials and solicit proxy votes from the affected Portfolio's shareholders, and Northwestern Mutual must distribute these materials to and seek directions from the holders of variable annuity contracts and variable life insurance policies. This process is time-consuming and could be costly for NMSF.

Under the terms of the Advisory Agreement, MSA is responsible for the payment of expenses associated with shareholder meetings with respect to the Balanced, Select Bond and Money Market Portfolios, except to the extent they consist of extraordinary or non-recurring expenses incurred in connection with the operation of these Portfolios. With respect to these three Portfolios, the principal benefit of a manager of managers arrangement will be the increased speed with which the Board can replace an underperforming sub-advisor, hire a new sub-advisor, or modify an existing sub-advisory agreement. Each of the remaining 15 Portfolios and not MSA is responsible for the payment of expenses associated with shareholder meetings. In the past, MSA has assumed those expenses, although it is under no legal obligation to do so (except with respect to any expense waiver or reimbursement agreements it may have or in the future enter into).

Currently, for those Portfolios where MSA determines not to manage the assets directly itself, MSA in its capacity as investment advisor, evaluates potential sub-advisors based on their skills in managing assets pursuant to a particular investment style. MSA may then recommend the hiring of the sub-advisor to the Board. If the Board agrees, the recommendation is submitted to the Portfolio’s shareholders for approval. Once a sub-advisor is hired, MSA engages in an ongoing analysis of the continued advisability of retaining the sub-advisor. MSA also negotiates and renegotiates the terms of sub-advisory agreements with the sub-advisor as circumstances warrant and makes recommendations to the Board, as needed. MSA may also recommend to the Board that the services of a sub-advisor be terminated. In determining whether to recommend to the Board the termination of a sub-advisor, MSA considers several factors, including the sub-advisor's performance record while managing a particular Portfolio. Any replacement sub-advisor must be presented to the Portfolio’s shareholders for approval. If shareholders approve this Proposal, they would have less control over the Portfolios. However, such an approach would avoid the considerable time delay and potential costs associated with seeking shareholder approval for entering into or materially modifying sub-advisory agreements. Further, such an approach would be consistent with current expectations that MSA will use its experience and expertise to recommend qualified candidates to serve as sub-advisors.

The approval of the Proposal would not alter the existing requirement that any material amendment to the Advisory Agreement between NMSF and MSA be approved by shareholders and otherwise made in compliance with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

Would a manager of managers arrangement affect the advisory fees paid by the portfolios to MSA or the quality of advisory service the portfolios receive?

This Proposal does not affect the amount of investment advisory fees paid by the Portfolios to MSA. When entering into and amending sub-advisory agreements, MSA will continue to negotiate fees paid to the sub-advisors for their services. These sub-advisory fees are paid directly by MSA and not by the Portfolios. Therefore, any fee reduction or increase negotiated by MSA may be either beneficial or detrimental to MSA. The fees paid to MSA by the Portfolios, and the fees paid by MSA to a sub-advisor, are considered by the Board in approving and renewing the advisory and sub-advisory agreements. Any amendment to the Advisory Agreement providing for an increase in the investment management fee paid to MSA by a Portfolio would continue to require the approval of the shareholders of that Portfolio. Further, regardless of whether shareholders approve this Proposal, MSA will continue to be required to provide the same level of management and administrative services to the Portfolios as it currently provides, in accordance with each Portfolio's investment advisory agreement and other agreements.

What are the terms of the Order and the Proposed Rule?

On October 17, 2006, the SEC issued the Order permitting MSA and NMSF, on behalf of the Portfolios, to (a) engage new or additional sub-advisors; (b) enter into and modify existing investment sub-advisory agreements; and (c) terminate and replace sub-advisors, without the approval of shareholders, assuming certain conditions are met. Previously, on October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act (the “Proposed Rule”) which essentially would grant similar relief to all investment companies to utilize a manager of managers arrangement upon certain conditions, including the receipt of shareholder approval. As a condition of the Order, NMSF and MSA must comply with the Proposed Rule's terms and conditions rather than the Proposed Order’s terms and conditions if the SEC adopts the Proposed Rule.5

Under the terms of both the Order and the Proposed Rule, NMSF and MSA are, and would continue to be, subject to several conditions imposed by the SEC. For example, as requested in this Proposal, the approval of the shareholders of a Portfolio is required before MSA and the Portfolio may implement the arrangements described herein for the Portfolio. In addition, within 90 days of the hiring of a new sub-advisor for a Portfolio, the affected Portfolio's shareholders must be provided with an information statement containing information about the sub-advisor, the sub-advisory agreement, and the sub-advisory fee, similar to the information which would have been provided in a proxy statement seeking shareholder approval.6 In addition, in order to rely on the Order, a majority of the Board must consist of independent directors and the nomination of additional independent directors must be at the discretion of the then existing independent directors. Another condition in the Order and Proposed Rule is that shareholder approval will still be required of any sub-advisory agreement with a sub-advisor that is an "affiliated person," as that term is defined in Section 2(a)(3) of the 1940 Act, of NMSF or of MSA.

One condition in the Proposed Rule (that is not part of the Order) is that the Advisory Agreement provide that MSA must supervise and oversee the activities of the sub-advisors under the sub-advisory agreements on behalf of the Portfolios. While MSA currently oversees the activities of the sub-advisors, Proposal 3 (discussed below) seeks approval of an amendment to the Advisory Agreement to expressly provide for this supervision and oversight responsibility in order to satisfy this condition of the Proposed Rule, in contemplation of its adoption.

5  No assurances can be given if or when the Proposed Rule will be adopted by the SEC, or what its final terms will be when adopted.
6 The Order permits a Portfolio to disclose in its registration statement and the information statement regarding sub-advisor changes the aggregate compensation paid to multiple sub-advisors for the Portfolio, without disclosing separately the precise amount of fees paid to each sub-advisor. It is believed that the ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisors for a Portfolio, rather than to each sub-advisor, may encourage sub-advisors to negotiate lower portfolio management fees with MSA. Where only one sub-advisor is appointed for a Portfolio, MSA will continue to disclose the fee paid by it to the sub-advisor for that Portfolio, to the extent required.

What vote is required to approve the manager of manager arrangements?

Each Portfolio will vote on this Proposal separately. Approval of the Proposal with respect to a Portfolio requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act. That means, the affirmative vote of the lesser of (1) 67% or more of the Portfolio’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented, or (2) more than 50% of the outstanding shares of the Portfolio. Portfolio shares as to which no timely instructions are received will be voted by Northwestern Mutual in proportion to the instructions received for those contract and policy owners and payees who furnish timely instructions for that Portfolio.

What is the Board’s recommendation on Proposal 2?

The Board has determined that approving the manager of managers arrangements for each Portfolio is in the best interests of each Portfolio and their shareholders. Accordingly, after considering the factors and information it considered relevant, the Board, including all of the Independent Directors, unanimously approved the new manager of managers arrangement and voted to recommend its approval to the shareholders of each Portfolio.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

PROPOSAL 3:

APPROVAL OF AN AMENDMENT TO THE
INVESTMENT ADVISORY AGREEMENT
BETWEEN NMSF AND MSA
(All Portfolios)

Which Portfolios’ Shareholders will vote on this proposal?

Proposal 3 applies to Shareholders of all Portfolios as of the Record Date, voting separately by Portfolio.

What are the Shareholders being asked to approve?

As discussed more fully in connection with Proposal 2, MSA and NMSF obtained the Order from the SEC permitting MSA to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement, subject to approval by the NMSF Board (including a majority of its Independent Directors), without obtaining the approval of a Portfolio’s shareholders. The Order was obtained to provide MSA and the Board with increased flexibility to hire, terminate, and replace sub-advisers without incurring the significant delay and expense associated with obtaining shareholder approval. Also as previously discussed, the SEC has proposed Rule 15a-5 under the 1940 Act which, if adopted as proposed, would essentially grant similar relief to all investment companies to utilize a manager of managers arrangement without the need to obtain an SEC order. As a condition of the Proposed Order, NMSF and MSA must comply with the Proposed Rule's terms and conditions rather than the Order’s terms and conditions if the SEC adopts the Proposed Rule.

One of the terms of the Proposed Rule is that the Advisory Agreement between MSA and NMSF must provide that MSA will supervise and oversee the activities of the sub-advisors under the sub-advisory contracts on behalf of NMSF. While the existing Advisory Agreement authorizes MSA to employ one or more investment sub-advisors for the purpose of providing investment management services for any of the Portfolios, and MSA has in practice monitored the performance of the sub-advisors it has appointed, the Advisory Agreement does not have an express provision providing for this oversight. The Board deemed it advisable to recommend that shareholders of the Portfolios approve an amendment to the Advisory Agreement to comply with this aspect of the Proposed Rule, in contemplation of the eventual adoption of the Proposed Rule. At its meeting in November 2006, the Board, including the Independent Directors, approved the amendment to the Advisory Agreement discussed herein, and directed that it be presented to NMSF shareholders with a recommendation that they approve the amendment.

What is the proposed amendment?

At its meeting in November 2006, the Board approved an amendment to the Advisory Agreement consisting of (1) a new Section 10 to read as set forth below, (2) the renumbering of existing Section 10 to Section 11, and (3) certain conforming changes to reflect the new date of the amended Advisory Agreement and the receipt of the Order referenced in Proposal 2 (the “Proposed Amendment”). A copy of the Advisory Agreement as proposed to be amended, marked to identify the proposed changes thereto, is included as Appendix D, and the discussion herein is qualified by reference to the attached Advisory Agreement. If the Proposal is adopted, the following would be added as new Section 10:

10. For each Portfolio where the Manager elects to employ a sub-advisor or sub-advisors for the purpose of providing investment management services to the Portfolio, the Manager shall (1) evaluate potential sub-advisors and present to the Board of Directors its recommendation regarding a sub-advisor or sub-advisors the Manager believes is or are well-suited to manage the Portfolio’s assets, (2) determine the portion of the Portfolio’s assets to be managed by each sub-advisor when it deems appropriate, (3) supervise and oversee the activities of the sub-advisors, including monitoring and evaluating the investment performance of the sub-advisor or sub-advisors, and (4) recommend the termination or replacement of a sub-advisor or sub-advisors when deemed appropriate by Manager.

Currently, for each Portfolio where the Manager elects to employ a sub-adviser or sub-advisors for the purpose of providing investment management services to the Portfolio, MSA evaluates potential sub-advisors for the Portfolio based on its evaluation of the sub-advisor’s skills in managing assets pursuant to the Portfolio’s particular investment objective, policies and strategies. MSA may then recommend the hiring of the sub-advisor to the Board. Once a sub-advisor is hired, MSA engages in an ongoing analysis of the continued advisability of retaining the sub-advisor based on the factors it deems relevant. MSA also negotiates and renegotiates the terms of sub-advisory agreements with the sub-advisor as circumstances warrant and makes recommendations to the Board as needed. MSA may also recommend to the Board that the services of a sub-advisor be terminated. In determining whether to recommend to the Board the termination of a sub-advisory agreement, MSA considers several factors, including the sub-advisor's performance record while managing a particular Portfolio. The Proposed Amendment memorializes these practices in the Advisory Agreement.

Except for the Proposed Amendment, the provisions of the Advisory Agreement will remain the same. This Proposal does not affect the amount of fees paid by the Portfolios to MSA under the Advisory Agreement, or MSA’s existing voluntary agreements to waive its fees and/or reimburse expenses to maintain the expense caps described in the NMSF Prospectus. The Schedule to the Advisory Agreement attached as Appendix D includes the fees paid by the Portfolios to MSA under the Advisory Agreement. The Board last considered and approved the renewal of the Advisory Agreement, as required by the 1940 Act, at its meeting held in February 2006.

What factors did the Board consider in approving the Proposed Agreement?

As discussed in connection with Proposal 2, the Board believes that it is in the best interests of the shareholders of each Portfolio to adopt the manager of managers arrangement as provided in the Order in order to provide MSA and the Board with increased flexibility to hire, terminate, and replace sub-advisors. The Board recognized that the terms of the Order provide that if the Proposed Rule is adopted as proposed, NMSF and MSA must comply with the Proposed Rule's terms and conditions rather than the Order’s terms and conditions in order to continue using the manager of managers structure. The Board considered the terms of the Proposed Rule, and whether the terms of the Advisory Agreement satisfied the condition in the Proposed Order regarding the role of MSA in overseeing the sub-advisors. The Board also considered that if it did not seek to amend the Advisory Agreement in connection with this Special Meeting, it may have to call another meeting when the Proposed Rule is adopted and thus incur delays and potential costs associated with another shareholder meeting.

The Board also considered that if the Proposed Rule was adopted and there was a relatively short period after the announcement of its adoption and its effective date, NMSF may have to cease its use of the manager of managers arrangement until such time as it could obtain the necessary approval of shareholders to amend the Advisory Agreement to the extent required. The Board recognized that there are no assurances the Proposed Rule would be adopted, when it would be adopted, or that if adopted, it would be in the form proposed. However, in contemplation of the eventual adoption of the Proposed Rule, the Board concluded that it was in the best interests of the Portfolios to amend the Advisory Agreement at this time to expressly include certain obligations as contemplated by Rule 15a-5 as proposed.

Another consideration of the Board was its acknowledgment of MSA’s current practice of monitoring the performance of the sub-advisors engaged for the Portfolios. The Board considered that the Proposed Amendment was not intended to be a substantive change to the role of MSA but rather a codification of what in practice has been occurring with respect to those Portfolios for which sub-advisors have been appointed. The Board further considered the factors set forth under Proposal 2 above regarding the employment of the manager of manager arrangement, and such other factors and information it deemed relevant. In connection with its approval of the manager of managers arrangement, and the potential need to amend the Advisory Agreement to continue its use of the arrangement upon the adoption of the Proposed Rule, the Board, including a majority of the Independent Directors, concluded that it was in the best interests of the Portfolios to amend the Advisory Agreement at this time to expressly include certain obligations as contemplated by Rule 15a-5, and authorized the submission of the Proposed Amendment to the shareholders with a recommendation that the shareholders vote for the Proposed Amendment.

When will the Proposed Amendment become effective?

If approved by shareholders at the Special Meeting, the Proposed Amendment will become effective on April 30, 2007.

When was the Advisory Agreement last submitted to Shareholders for approval?

With the exception of the AllianceBernstein Mid Cap Value Portfolio, the Janus Capital Appreciation Portfolio, and the T. Rowe Price Equity Income Portfolio (as discussed below), the Advisory Agreement was last submitted to and approved by shareholders on May 1, 2003. The Advisory Agreement was submitted to shareholders at that time primarily for approval to combine eleven individual advisory agreements into a single master agreement to simplify and facilitate the administration of the investment advisory relationship between MSA and NMSF, and the approval of a new investment advisory arrangement with MSA with respect to the Large Cap Core Stock Portfolio. The AllianceBernstein Mid Cap Value Portfolio, the Janus Capital Appreciation Portfolio, and the T. Rowe Price Equity Income Portfolio each commenced operations on May 1, 2003. The Advisory Agreement was approved by Northwestern Mutual, the initial sole shareholder of each of those Portfolios, in February 2003.

What general information is available about MSA?

MSA is an investment advisor registered under the Investment Advisers Act of 1940, as amended. MSA is a wholly-owned subsidiary of Northwestern Mutual. As of October 31, 2006, MSA had approximately $74 billion in assets under management. Information regarding the directors and executive officers of MSA is included in Appendix A. Additional information regarding MSA and NMSF is provided in the section below titled “General Information about NMSF.”

What brokerage commissions have the Portfolios paid to affiliated brokers?

During the fiscal year ended December 31, 2005, the Directors of NMSF had authorized MSA and certain sub-advisors to place portfolio orders for the Portfolios with Sanford C. Bernstein & Co., Inc. (“Sanford”), a wholly-owned subsidiary of the parent company of AllianceBernstein LP, the sub-advisor to the AllianceBernstein Mid Cap Value Portfolio. This authorization was subject to all applicable legal requirements, including procedures adopted by the Board of Directors. During the fiscal year ended December 31, 2005, the AllianceBernstein Mid Cap Value Portfolio paid $13,783 in brokerage commissions to Sanford (.10% of the Portfolio’s aggregate brokerage commissions paid). None of the Portfolios paid any other brokerage commissions to affiliated brokers during the fiscal year ended December 31, 2005.

What vote is required to approve the Proposed Amendment?

Each Portfolio will vote on this Proposal separately. Approval of the Proposal with respect to a Portfolio requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act. That means, the affirmative vote of the lesser of (1) 67% or more of the Portfolio’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented, or (2) more than 50% of the outstanding shares of the Portfolio. Portfolio shares as to which no timely instructions are received will be voted by Northwestern Mutual in proportion to the instructions received for those contract and policy owners and payees who furnish timely instructions for that Portfolio.

What is the Board’s recommendation on Proposal 3?

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

PROPOSAL 4:

     APPROVAL OF AN AMENDMENT TO THE
FUNDAMENTAL INVESTMENT OBJECTIVE OF
THE BALANCED PORTFOLIO
(Balanced Portfolio)

Which Portfolios’ Shareholders will vote on this proposal?

Proposal 4 applies to Shareholders of the Balanced Portfolio as of the Record Date.

What are Shareholders being asked to approve?

Shareholders of the Balanced Portfolio are being asked to approve a change to the Portfolio’s fundamental investment objective. The Balanced Portfolio’s current investment objective has two components: primary and supplemental. The primary component is to realize as high a level of total return as is consistent with prudent investment risk (the “Primary Objective”). The second component supplements the Primary Objective with the investment objectives and policies for the Index 500 Portfolio, Select Bond Portfolio and Money Market Portfolio (the “Supplemental Objective”). Shareholders are being asked to approve the removal of the Supplemental Objective as an investment objective of the Balanced Portfolio.

What are the reasons for the proposed change?

The Balanced Portfolio invests in the stock, bond and money market sectors in the manner as described for the Index 500 Portfolio, the Select Bond Portfolio and the Money Market Portfolio, respectively. The Index 500 Portfolio’s investment objective is to seek investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500® Index”). The S&P 500® Index is an unmanaged index of 500 selected common stocks, and is comprised primarily of large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. Using a computer program, the Index 500 Portfolio (and therefore the equity portion of the Balanced Portfolio) invests in stocks included in the S&P 500® Index in proportion to their weighting in the S&P 500® Index in order to track the performance of the S&P 500® Index. The Supplemental Objective, therefore, limits the equity component of the Balanced Portfolio to investments in those large capitalization companies that comprise the S&P 500® Index.

MSA believes, and the Board of Directors concurs, that in order to provide MSA with more flexibility to achieve the Balanced Portfolio’s Primary Objective, the Portfolio should have the ability to invest in companies with small and mid-sized market capitalizations and foreign companies, in addition to large capitalization companies such as those that comprise the S&P 500® Index, when and to the extent MSA, as investment advisor for the Portfolio, deems appropriate. MSA believes that by broadening the investment mandate among a greater number of asset classes, MSA can reduce the Portfolio’s volatility and overall risk and potentially improve returns. If the Proposal is approved, therefore, the Balanced Portfolio would no longer be required to invest the equity component of its assets only in securities of large capitalization companies that comprise the S&P 500® Index, and would have the flexibility to invest in securities of small, mid and/or large capitalization companies and foreign companies. The investment strategy of the Balanced Fund would also be modified to reflect this increased flexibility.

With respect to the components of the Supplemental Objective that reference the objective of the Select Bond Portfolio and Money Market Portfolio, MSA has recommended, and the Board of Directors has concurred, that these references are not necessary and their removal would avoid confusion as to the objective of the Balanced Portfolio.

The Primary Objective of the Balanced Portfolio and the investment objective of the Select Bond Portfolio are identical (i.e. to realize as high a level of total return as is consistent with prudent investment risk). MSA, as investment advisor to the Balanced Portfolio, in seeking to achieve the Balanced Portfolio’s Primary Objective, would continue to invest its fixed income component subject to the same investment policies currently applicable to the Select Bond and Money Market Portfolios. The Select Bond Fund normally invests at least 80% of its net assets in a diversified portfolio of investment grade debt securities, and may invest up to 20% of net assets in non-investment grade, high yield/high risk bonds (also known as junk bonds). It may also invest up to 30% of its net assets in foreign bonds. These investment policies will continue to apply for the fixed income component of the Balanced Portfolio. While historically the Balanced Portfolio has not purchased assets in the high yield/high risk bond area (even though it had the authority to do so), MSA anticipates that it will begin to purchase high yield/high risk bonds for the Balanced Portfolio as is consistent with the Balanced Portfolios Primary Objective, and subject to the existing limit of 20% of the Balanced Portfolio’s net assets.

The investment objective of the Money Market Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital. It invests only in high-quality, short term money market instruments that present minimal credit risks, as determined by MSA. MSA intends to continue to manage the money market component of the Balanced Portfolio with this same goal and subject to similar investment policies.

The chart below provides the changes that would be made to the Balanced Portfolio’s investment objective and investment policies if this Proposal is approved by Shareholders. If the Proposal is not approved, the Supplemental Objective of the Balanced Portfolio will remain the same, and the Board of Directors may consider other courses of action.

	Current Balanced Portfolio	Proposed Changes to Balanced
Portfolio

Investment Objective	To realize as high a level of total return as is consistent with prudent investment risk. The Balanced Portfolio’s investment objective is supplemented by investment objectives and policies for the stock, bond and money market sectors. These are presently substantially identical to those which have been established for the Index 500 Stock, Select Bond and Money Market Portfolios.	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.

Investment Strategy

Investing in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios, management attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors. Management may adjust the percentage of assets in each market sector in response to changing market and economic conditions.

The Portfolio normally has some portion of its assets in all three asset categories. However, up to 100% may be invested in money market instruments, and not more than 75% may be invested in either the stock or bond sector.

Investing in the stock, bond and money market sectors, management attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

The Portfolio is actively managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to a benchmark of 35-55% equities; 40-60% debt and 0-20% in money market instruments. However, these benchmarks are not minimum and maximum limits and MSA may invest a greater or lesser percentage in any component.

	The equity component is invested in a manner designed to track the performance of the S&P 500® Index, which is comprised primarily of large capitalization companies.	Equity investments will be actively managed and may consist of small, mid and large capitalization companies and foreign stocks based on MSA’s economic and market outlook, and its perceived opportunities in each class. Up to 25% of net assets may be invested in foreign stocks.

Debt securities will generally consist primarily of investment grade debt securities with maturities exceeding one year, though the Portfolio may invest up to 20% of the Portfolio’s total net assets in non-investment grade high yield/high risk bonds.

Money market instruments will consist of high-quality, short term money market instruments that present minimal credit risks, as determined by MSA.

Up to 30% of the Portfolio’s net assets may be invested in foreign bonds.

Debt securities will generally consist of investment grade debt securities with maturities exceeding one year, though the Portfolio may invest up to 20% of the Portfolio’s total net assets in non-investment grade high yield/high risk bonds.

Money market instruments will consist of high-quality, short term money market instruments that present minimal credit risks, as determined by MSA.

Up to 30% of the Portfolio’s net assets may be invested in foreign bonds.

What are the risks to the Balanced Portfolio of investing in securities of small and mid-sized companies, foreign companies and high yield/high risk bonds?

Small and mid-sized companies may involve greater risk of loss and price fluctuation. The trading markets for securities of small and mid-sized companies may be less liquid and more volatile than securities of larger companies. This means that the Portfolio could have greater difficulty buying or selling a security of a small or mid-sized company at an acceptable price, especially in periods of market volatility. In addition, small and mid-sized companies can have more limited product lines, markets, and financial resources than larger, more well-established companies.

Foreign securities can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks. Foreign securities may also be subject to the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Non-investment grade high yield/high risk bonds (sometimes referred to as junk bonds) tend to offer higher yields than higher rated securities of comparable maturities. However, they usually present greater risk of loss of income and principal. They are directly affected by the market perception of the creditworthiness of the securities’ issuers and are more likely to react to developments affecting market and credit risk than higher rated securities. The yield and price, therefore, may experience greater volatility than is the case with higher rated securities. In addition, the secondary market for these securities, which is concentrated in relatively few market makers, may not be as liquid and, under adverse market conditions, the secondary market could contract further. Judgment plays a more significant role in valuing these securities than those securities for which more objective market data are available.

Will there be any change in the Balanced Portfolio’s management fee or other operating expenses?

If the Proposal is approved by Shareholders, the management fee paid to MSA by the Balanced Portfolio will remain the same. MSA does not expect any change to the Balanced Portfolio’s other operating expenses as a result of the change except that, with more asset classes available, the ability to invest in foreign stocks, and the intention to invest more in high yield/high risk securities, portfolio turnover may be greater. Larger portfolio turnover rates result in more transaction costs which are paid out of the assets of the Balanced Portfolio and, like other Portfolio expenses, can reduce returns. In addition, upon the implementation of the changes, if approved by shareholders, there will be an initial increase in these transaction costs as some assets are moved from large capitalization companies to smaller companies and foreign securities.

When will the proposed change become effective?

If approved by shareholders at the Special Meeting, the proposed amendment to the Balanced Portfolio’s fundamental investment objective will become effective on April 30, 2007.

What vote is required to approve the Proposal?

Only shareholders of the Balanced Portfolio will vote on this Proposal. Approval of the Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Balanced Portfolio, as defined in the 1940 Act. That means, the affirmative vote of the lesser of (1) 67% or more of the Balanced Portfolio’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Balanced Portfolio are present or represented, or (2) more than 50% of the outstanding shares of the Balanced Portfolio. Balanced Portfolio shares as to which no timely instructions are received will be voted by Northwestern Mutual in proportion to the instructions received for those contract and policy owners and payees who furnish timely instructions for the Balanced Portfolio.

What is the Board’s recommendation on Proposal 4?

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

GENERAL INFORMATION ABOUT NMSF

What is the security ownership of management and certain holders?

Northwestern Mutual owns all of the outstanding shares of NMSF on behalf of its General Account and the Variable Accounts. Information about Northwestern Mutual’s ownership of each Portfolio is set forth above. Information about ownership interests of nominees and Executive Officers of NMSF is set forth in Appendix C.

Who are the advisor and sub-advisors of the Portfolios?

The investment advisor of NMSF is MSA, a wholly-owned company of Northwestern Mutual. MSA’s and Northwestern Mutual’s address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. MSA and its predecessor, Northwestern Mutual Investment Securities, LLC (“NMIS”), have served as investment advisor to the Portfolios, subject to control of the Board of Directors, since NMSF’s incorporation. MSA provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios. The personnel and related facilities of Northwestern Mutual are utilized by MSA in performing its investment advisory function. MSA has retained the following sub-advisors for the following Portfolios: Templeton Investment Counsel, LLC, 500 East Browerd Boulevard, Fort Lauderdale, Florida 33394, a wholly-owned indirect subsidiary of Franklin Resources, Inc., is the sub-advisor to the Franklin Templeton International Equity Portfolio. Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California 90071, a wholly-owned indirect subsidiary of The Capital Group Companies, Inc., is the sub-advisor for the Capital Guardian Domestic Equity Portfolio. T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company, is the sub-advisor for the T. Rowe Price Small Cap Value Portfolio and the T. Rowe Price Equity Income Portfolio. Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado, 80206, a direct subsidiary of Janus Capital Group, is the sub-advisor for the Janus Capital Appreciation Portfolio. AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York, 10105, is the sub-advisor for the AllianceBernstein Mid Cap Value Portfolio.

Who are NMSF’s independent auditors?

NMSF’s principal accountant is PricewaterhouseCoopers LLP (the “Accountant”). The Accountant has been appointed by NMSF’s Audit Committee, which is comprised solely of independent directors. As such, pursuant to Rule 32a-4 under the 1940 Act, the Portfolios’ shareholders are not being asked at this time to ratify the selection of the Accountant. Representatives of the Accountant will not be present at the Special Meeting.

The Accountant billed NMSF aggregate fees for services rendered to NMSF for the last two fiscal years as follows:

	Fees and Services to NMSF

	2005	2004
Audit Fees	$303,000	$303,000
Audit-Related Fees	0	0
Tax Fees	$47,078	$48,126
All Other Fees	0	0

“Audit Related Fees” relate to assurance and related services that are reasonably related to the performance of the audit or review of NMSF’s financial statements that are traditionally performed by the independent auditor. “Tax Services” include such things as tax return preparation or review, tax compliance, tax planning and tax advice.

During the fiscal years ended December 31, 2004 and 2005, the aggregate non-audit fees (exclusive of the “tax fees” included in the table above) billed by the Accountant for other professional services rendered to NMSF, MSA and entities controlling, controlled by or under common control with MSA that provided ongoing services to NMSF were $71,500 and $160,856, respectively.

NMSF has adopted a policy governing the pre-approval of certain audit and non-audit related services to be provided by the Accountant. The policy provides for the pre-approval of audit, audit related and tax services for NMSF, as well as certain non-audit services provided to affiliates of NMSF that provide ongoing services to NMSF. All of the services listed above during fiscal 2004 and 2005 received the pre-approval of the Audit Committee or its designated representative. When considering the approval of audit-related and non-audit services, the Audit Committee considers whether the services to be provided by the Accountant are compatible with maintaining the Accountant’s independence.

Who will pay for the Special Meeting and related costs?

NMSF will not pay the expenses in connection with the Notice and this Statement or the Special Meeting of Shareholders. MSA and/or an affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Other information regarding the Special Meeting and the solicitation of votes.

Proxies and voting instructions will be solicited by NMSF primarily by mail. The solicitation may also include telephone, facsimile, internet or oral communication by certain officers or employees of NMSF, MSA and Northwestern Mutual, none of whom will be paid for these services. Although it is not currently contemplated, NMSF or MSA may retain an outside proxy solicitation service to assist in soliciting voting instructions by telephone. The costs of any such outside proxy solicitation service will be borne by MSA and/or Northwestern Mutual, and not by NMSF. Any recordholder of shares giving voting instructions may revoke it before it is exercised at the Special Meeting by properly submitting a written notice of revocation or a subsequently signed proxy card.

By Order of the Board of Directors,
Randy M. Pavlick
Secretary
Northwestern Mutual Series Fund, Inc.

APPENDIX A
DIRECTOR AND OFFICER INFORMATION

Officers of Northwestern Mutual Series Fund, Inc.

Set forth below is a list of the current officers of NMSF, including their names, ages, position(s) with NMSF, and principal occupation or employment during the past five years, as of October 31, 2006. All of the officers of NMSF are also officers of MSA, the investment advisor to NMSF, with the exception of Messrs. Givler, Zielinski and Pavlick, and Ms. Courtney, who are officers of Northwestern Mutual.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mark G. Doll 720 East Wisconsin Ave. Milwaukee, WI 53202 (56)	President	2003	Senior Vice President of Northwestern Mutual. President and Director of Mason Street Advisors, LLC since 2002; prior thereto, President and Assistant Treasurer-Public Markets of Northwestern Investment Management Company, LLC
Walter M. Givler 720 East Wisconsin Ave. Milwaukee, WI 53202 (49)	Vice President, Chief Financial Officer and Treasurer	2003	Vice President of Investment Accounting for Northwestern Mutual since 2002; Vice President and Associate Controller, 2002; Associate Controller from 2001 to 2002; prior thereto, Director of New Business, Large Case Division
Kate M. Fleming 720 East Wisconsin Ave. Milwaukee, WI 53202 (44)	Vice President Operations	2004	Vice President – Operations of Mason Street Advisors, LLC since 2004. Prior thereto, Assistant General Counsel of Northwestern Mutual
Michael W. Zielinski 720 East Wisconsin Ave. Milwaukee, WI 53202 (32)	Chief Compliance Officer	2006	Chief Compliance Officer of Mason Street Advisors, LLC since 2006; Counsel, Northwestern Mutual from 2004 - 2006; Associate Counsel, Quasar Distributors, LLC (broker-dealer) from 2003 to 2004; Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (mutual fund service provider) from 2001 to 2003
Barbara E. Courtney 720 East Wisconsin Ave. Milwaukee, WI 53202 (49)	Controller	1996	Director of Mutual Fund Accounting of Northwestern Mutual since 2002; prior thereto, Associate Director
Randy M. Pavlick 720 East Wisconsin Ave. Milwaukee, WI 53202 (47)	Secretary	2006	Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors, LLC, each since 2004; prior thereto, Vice President and General Counsel of UMB Financial Services, Inc. (mutual fund service provider) from 1993 to 2004
Patricia L. Van Kampen 720 East Wisconsin Ave. Milwaukee, WI 53202 (55)	Vice President–Investments	1996	Managing Director of Mason Street Advisors, LLC since 2002; prior thereto, Managing Director of Northwestern Investment Management Company, LLC
Jefferson V. DeAngelis 720 East Wisconsin Ave. Milwaukee, WI 53202 (48)	Vice President– Investments	1996	Managing Director of Mason Street Advisors, LLC since 2002; prior thereto, Managing Director of Northwestern Investment Management Company, LLC
William R. Walker 720 East Wisconsin Ave. Milwaukee, WI 53202 (49)	Vice President–Investments	1996	Managing Director of Mason Street Advisors, LLC since 2002; prior thereto, Managing Director of Northwestern Investment Management Company, LLC

Steven P. Swanson 720 East Wisconsin Ave. Milwaukee, WI 53202 (52)	Vice President–Investments	1996	Managing Director of Mason Street Advisors, LLC since 2002; prior thereto, Managing Director of Northwestern Investment Management Company, LLC
David R. Keuler 720 East Wisconsin Ave. Milwaukee, WI 53202 (45)	Vice President–Investments	2002	Managing Director of Mason Street Advisors, LLC since 2003. Director of Mason Street Advisers, LLC from 2002 to 2003. Prior thereto, Director of Northwestern Investment Management Company, LLC
Thomas A. Carroll 720 East Wisconsin Ave. Milwaukee, WI 53202 (52)	Vice President–Investments	2002	Managing Director of Mason Street Advisors, LLC since 2002; prior thereto, Managing Director of Northwestern Investment Management Company, LLC
Michael P. Johnson 720 East Wisconsin Ave. Milwaukee, WI 53202 (45)	Vice President–Investments	2003	Director of Mason Street Advisors, LLC since 2002; prior thereto, Director of Northwestern Investment Management Company, LLC
Jill M. Grueninger 720 East Wisconsin Ave. Milwaukee, WI 53202 (41)	Vice President–Investments	2006	Director of Mason Street Advisors, LLC since 2002; prior thereto, Director of Northwestern Investment Management Company, LLC
R. David Ells 720 East Wisconsin Ave. Milwaukee, WI 53202 (37)	Vice President–Investments	2006	Director of Mason Street Advisors, LLC since 2004; Senior Vice President of Deerfield Capital Management, LLC from 2003 - 2004; Senior Vice President of Enterprise Advisers/ Imagine Reinsurance from 2002-2003; prior thereto Director – Portfolio Management of The Liberty Hampshire Company
Curtis J. Ludwick 720 East Wisconsin Ave. Milwaukee, WI 53202 (36)	Vice President–Investments	2006	Director of Mason Street Advisors, LLC since 2002; prior thereto, Director of Northwestern Investment Management Company, LLC
Andrew T. Wassweiler 720 East Wisconsin Ave. Milwaukee, WI 53202 (38)	Vice President–Investments	2006	Director of Mason Street Advisors, LLC since 2002; prior thereto, Director of Northwestern Investment Management Company, LLC

Executive Officers and Directors of Mason Street Advisors, LLC

Set forth below is a listing of the names of the directors and the principal Executive Officers of MSA and certain information regarding such persons. An asterisk next to a person’s name indicates the individual is also an officer of NMSF. The address of each of the individuals listed below is c/o The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

Name	Position with MSA	Principal Occupation
Mark G. Doll*	President and Director	Senior Vice President of Northwestern Mutual. President and Director of Mason Street Advisors, LLC.

Mason G. Ross	Director	Executive Vice President and Chief Investment Officer of Northwestern Mutual.

Chris M. Bauer	Director	Retired. Previously Chairman and founder First Business Bank- Milwaukee from 1999–2002; and prior thereto, Chairman and Chief Executive Officer of Firstar Bank Milwaukee, N.A.

Jefferson V. DeAngelis*	Treasurer	Managing Director of Mason Street Advisors, LLC.

Robert J. Berdan	Secretary	Vice President, General Counsel of Northwestern Mutual.

Michael W. Zielinski	Chief Compliance Officer	Chief Compliance Officer of Mason Street Advisors, LLC and NMSF.

APPENDIX B

NOMINATING COMMITTEE CHARTER

A. Committee Membership

The Nominating Committee (“Committee”) of the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Fund”) shall be composed solely of directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Directors”).

B. Objectives of the Committee

The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter, the Fund’s Bylaws or resolutions of the Board, (iii) nominate, or recommend for nomination by the Board, candidates for election as Directors, and (iv) set any necessary standards or qualifications for service on the Board.1

C. Board Nominations and Functions

1.	In the event of any vacancies on the Board, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Board. The Committee may solicit suggestions for nominations from any source it deems appropriate.

2.	The Committee shall evaluate each candidate’s qualifications for Board membership, and, with respect to prospective nominees for Independent Director, their independence from the Fund’s investment advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director, e.g., business, financial or family relationships with an investment adviser or other service provider to the Fund, or with any company that controls the Fund adviser or other service provider.

3.	In assessing the qualifications of a potential candidate for membership on the Board, the Committee may consider the candidate’s potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Director, would not cause the Fund to violate (a) applicable law, regulation or regulatory interpretation, (b) its organizational documents, or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Directors.

4.	While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Committee may consider and evaluate nominations properly submitted by shareholders of the Fund.

5.	The Committee shall periodically evaluate the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

D. Other Powers and Responsibilities

The Committee shall meet as necessary in connection with any vacancy on or addition to the Board, and otherwise from time to time as appropriate to carry out the Committee’s responsibilities.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate from the Fund’s assets, third party consultants to assist with identification and evaluation of potential Independent Directors.

The Committee shall periodically assess this Charter and recommend to the Board any revisions or modifications that the Committee deems necessary or appropriate to the effective discharge of its responsibilities.

ADOPTED: August 3, 2006

1 The members of the Committee shall not be subject to greater fiduciary obligations and shall not be subject to a higher standard of care than the other members of the Board because of their work for the Committee.

APPENDIX C

SECURITY OWNERSHIP OF NMSF DIRECTORS, DIRECTOR NOMINEES
AND EXECUTIVE OFFICERS

All of the outstanding shares of each Portfolio of NMSF are owned by Northwestern Mutual. Northwestern Mutual holds these shares for its General Account and for its separate investment accounts used for variable annuity contracts and variable life policies. Information about Northwestern Mutual’s ownership of each Portfolio is set forth above. Information about ownership interests of Directors, nominees and Executive Officers of NMSF, as of October 31, 2006, is set forth in the table below. The ownership interests of these individuals is through their ownership interests in Northwestern Mutual variable annuity contracts and variable life insurance policies and, for the officers, the Northwestern Mutual 401(k) savings plan. No information is given for a Portfolio if a nominee or Executive Officer had no interest in any shares of that Portfolio as of October 31, 2006. The Independent Directors would no longer be considered independent within the meaning of Section 2(a)(19) of the 1940 Act if they were to invest in variable annuity contracts and variable life policies issued by Northwestern Mutual (which is the only way they could invest in the Portfolios.)

		Shares Beneficially	Percent
Name	Portfolio	Owned[1]	of Class[2]

Independent Directors
Miriam A. Allison	None
William A. McIntosh	None
Michael G. Smith	None
[new nominee]	None
[new nominee]	None

Management Director
Edward J. Zore	Aggressive Growth Stock Portfolio		*
	Index 500 Stock Portfolio		*
	Franklin Templeton International Equity Portfolio		*
	High Yield Bond Portfolio		*

Executive Officers
Mark G. Doll	Aggressive Growth Stock Portfolio		*
	Index 500 Stock Portfolio		*
	Franklin Templeton International Equity Portfolio		*
	Money Market Portfolio		*
Walter M. Givler	None
Kate M. Fleming	Aggressive Growth Stock Portfolio		*
	Index 500 Stock Portfolio		*
	Franklin Templeton International Equity Portfolio		*
	Balanced Portfolio		*
	Growth Stock Portfolio		*
	Large Cap Core Stock Portfolio		*
	Small Cap Growth Stock Portfolio		*
	Index 400 Stock Portfolio		*
Michael W. Zielinski	Franklin Templeton International Equity Portfolio		*
	Small Cap Growth Stock Portfolio		*
	Index 400 Stock Portfolio		*
Barbara E. Courtney	Aggressive Growth Stock Portfolio		*
	Index 500 Stock Portfolio		*
	Franklin Templeton International Equity Portfolio		*
	Small Cap Growth Stock Portfolio		*

	Index 400 Stock Portfolio	*
Randy M. Pavlick	Franklin Templeton International Equity Portfolio	*
	Index 400 Stock Portfolio	*

All Nominees and Executive
Officers, as a group
	Aggressive Growth Stock Portfolio	*
	Index 500 Stock Portfolio	*
	Franklin Templeton International Equity Portfolio	*
	High Yield Bond Portfolio	*
	Money Market Portfolio	*
	Balanced Portfolio	*
	Growth Stock Portfolio	*
	Large Cap Core Stock Portfolio	*
	Small Cap Growth Stock Portfolio	*
	Index 400 Stock Portfolio	*

1 Includes ownership interests in variable annuity contracts, variable life insurance policies and the Northwestern Mutual 401(k) savings plan. Represents shares rounded to the nearest whole share.

2 An “*” represents less than 1% of the outstanding shares of the Portfolio as of the Record Date.

DIRECTOR AND DIRECTOR NOMINEE SHARE
OWNERSHIP BY DOLLAR RANGE

The following table shows, as of October 31, 2006, the dollar range of shares of each Portfolio and the aggregate dollar range of shares of all Portfolios of NMSF owned indirectly based on investments in variable annuity contracts and variable life insurance policies issued by Northwestern Mutual and, with respect to Mr. Zore, participation in the Northwestern Mutual 401(k) savings plan.

	Allison	McIntosh	Smith	Zore

Aggregate Holdings, All Portfolios	NONE	NONE	NONE
Small Cap Growth Stock Portfolio	None	None	None		None	None
T. Rowe Price Small Cap Value Portfolio	None	None	None		None	None
Aggressive Growth Stock Portfolio	None	None	None		None	None
International Growth Portfolio	None	None	None		None	None
Franklin Templeton International Equity Portfolio	None	None	None		None	None
AllianceBernstein Mid Cap Value Portfolio	None	None	None		None	None
Index 400 Stock Portfolio	None	None	None		None	None
Janus Capital Appreciation Portfolio	None	None	None		None	None
Growth Stock Portfolio	None	None	None		None	None
Large Cap Core Stock Portfolio	None	None	None		None	None
Capital Guardian Domestic Equity Portfolio	None	None	None		None	None
T. Rowe Price Equity Income Portfolio	None	None	None		None	None
Index 500 Stock Portfolio	None	None	None		None	None
Asset Allocation Portfolio	None	None	None		None	None
Balanced Portfolio	None	None	None		None	None
High Yield Bond Portfolio	None	None	None		None	None
Select Bond Portfolio	None	None	None		None	None
Money Market Portfolio	None	None	None		None	None

As of October 31, 2006, and to the best knowledge of NMSF, no Independent Director or nominee owned any security issued by MSA, any of the sub-advisors to the Portfolios, Northwestern Mutual, or a person controlling, controlled by, or under common control with any of the foregoing, except _________________.

APPENDIX D
PROPOSED INVESTMENT ADVISORY AGREEMENT

AMENDED INVESTMENT ADVISORY AGREEMENT

     THIS AMENDED AGREEMENT, entered into this __ day of __, 2007 between Northwestern Mutual Series Fund, Inc., a Maryland corporation ("NMSF"), and Mason Street Advisors, LLC., a Wisconsin limited liability company ("MSA") (MSA being hereinafter referred to as the "Manager").

     WHEREAS, NMSF is a series company as contemplated by the Investment Company Act of 1940 and currently has eighteen series, each of which is represented by a separate class of capital stock, and all of which are subject to this agreement: T. Rowe Price Small Cap Value Portfolio, International Growth Portfolio, Capital Guardian Domestic Equity Portfolio, Asset Allocation Portfolio, Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (the "Portfolios"); and

     WHEREAS, NMSF and Manager wish to enter into an agreement amending, restating and superseding the existing investment advisory agreements for fifteen of the Portfolios and setting forth the terms on which the Manager will perform certain services for NMSF and all of the Portfolios.

     NOW, THEREFORE, it is mutually agreed as follows:

     1. NMSF hereby employs the Manager to manage the investment and reinvestment of the assets of each Portfolio, to determine the composition of the assets of each Portfolio, including the purchase, retention or sale of the securities and cash contained in the Portfolio, subject to the supervision of the Board of Directors of NMSF, for the period and on the terms in this Agreement set forth. The Manager will perform its duties in accordance with the investment objectives and policies of each Portfolio as stated in NMSF's Articles of Incorporation, By-laws and Registration Statement and amendments thereto filed with the Securities and Exchange Commission and in resolutions adopted by NMSF's Board of Directors. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent NMSF in any way or otherwise be deemed an agent of NMSF.

     2. The Manager, at its own expense, shall furnish to each Portfolio office space in the offices of Manager or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs and investments and keeping the books of the Portfolios, and shall arrange, if desired by NMSF, for members of the Manager’s organization to serve without salaries from NMSF as officers or agents of NMSF. The Manager assumes and shall pay or reimburse each Portfolio for their share of the compensation (if any) of the directors and officers of NMSF as such, and all expenses not hereinafter specifically assumed by the Portfolios that are incurred by the Manager or by the Portfolio in connection with the management of the investment and reinvestment of the assets of the Portfolios and the administration of the affairs of the Portfolios.

Balanced, Select Bond and Money Market Portfolios

     Each of the Balanced, Select Bond and Money Market Portfolios assumes and shall pay all interest charges and expenses; broker’s commissions and issue and transfer taxes chargeable to the Portfolio in connection with securities transactions to which the Portfolio is a party; all taxes payable by the Portfolio to federal, state or other governmental agencies, and any extraordinary or non-recurring expenses incurred in connection with the operation of the Portfolio.

All Portfolios except the Balanced, Select Bond and Money Market Portfolios

     Each Portfolio (except the Balanced, Select Bond and Money Market Portfolios) assumes and shall pay charges and expenses of any custodian or depository appointed by the Portfolio for the safekeeping of its cash, securities and other property; charges and expenses of independent auditors; charges and expenses of any transfer agents and registrars appointed by the Portfolio; the cost of stock certificates representing shares of the Portfolio; fees and expenses involved in registering and maintaining registration of the Portfolio and of its shares with the Securities and Exchange Commission (including the preparation and printing of prospectuses for filing with the Commission); all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders; charges and expenses of legal counsel in connection with the Portfolio's corporate existence, corporate and financial structure and relations with its shareholders; broker's commissions and issue and transfer taxes, chargeable to the Portfolio in connection with securities transactions to which the Portfolio is a party; and all taxes payable by the Portfolio to federal, state or other governmental agencies, including foreign taxes.

All Portfolios

     In connection with purchases or sales of portfolio securities for the account of each Portfolio, neither the Manager nor any of its directors, officers or employees will act as a principal or receive any commission as agent.

     The services of the Manager to the Portfolios hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     3. For the services to be rendered and the charges and expenses assumed and to be paid by the Manager as provided in paragraph 2 hereof, each Portfolio shall pay to the Manager compensation at the annual rate of the percentage of the current value of the net assets of the Portfolio as set forth in the Investment Advisory Fee Schedule which is part of this Agreement.

     Such compensation shall be payable monthly. Such compensation shall be calculated on the basis of the aggregate of the averages of all the valuations of the net assets of the Portfolio made as of the close of business on each valuation day during the period for which such compensation is paid.

     Such compensation shall be charged to each Portfolio on each valuation day. The amount of the compensation will be deducted on each valuation day from the value of the Portfolio prior to determining the Portfolio's net asset value for the day and shall be transmitted or credited to the Manager.

     4. The Portfolios shall cooperate with the Manager in the registration or qualification of its shares with the Securities and Exchange Commission. Each Portfolio shall use its best efforts to maintain such registration and qualifications.

     5. NMSF shall cause the books and accounts of each Portfolio to be audited at least once each year by a reputable independent public accountant or organization of public accountants who shall render a report to NMSF.

     6. Subject to the Articles of Incorporation of NMSF and of the Manager respectively, it is understood that directors, officers, employees, agents and stockholders of NMSF are or may be interested in the Manager (or any successor thereof) as directors, officers, employees, agents, or stockholders, or otherwise, that directors, officers, agents and stockholders of the Manager are or may be interested in NMSF as directors officers, employees, agents or stockholders or otherwise, and that the Manager (or any successor) is or may be interested in NMSF as a stockholder or otherwise.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager or its corporate affiliates, the Manager and its corporate affiliates shall not be subject to liability to NMSF for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security. No provision of this Agreement shall be construed to protect the Manager and its corporate affiliates from liability in violation of section 17(i) of the Investment Company Act of 1940.

     8. This Agreement shall continue in effect so long as its continuance is specifically approved at least annually by the vote of a majority of those directors of NMSF who are not parties to the Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and by either a majority of the Board of Directors of NMSF or a majority of the outstanding voting securities of each Portfolio (as defined in the Investment Company Act of 1940). Shareholder approval shall be effective with respect to any Portfolio vote for the approval, notwithstanding that a majority of the outstanding voting securities of NMSF or of the other Portfolios have not voted for approval.

     This Agreement may at any time be terminated without the payment of any penalty either by vote of the Board of Directors of NMSF or by vote of the majority of the voting securities of any Portfolio, on sixty days’ written notice to the Manager. This Agreement may also be terminated by the Manager on ninety days’ written notice to NMSF. This Agreement shall immediately terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

     9. Notwithstanding any other provision of this Agreement NMSF hereby authorizes the Manager to employ one or more investment sub-advisers for the purpose of providing investment management services for any or each of the Portfolios pursuant to this Agreement, provided, however, that (1) the compensation to be paid to such investment sub-advisers shall be the sole responsibility of the Manager, (2) the duties and responsibilities of the investment sub-advisers shall be as set forth in sub-advisory agreements including MSA and the investment sub-adviser as parties, (3) such sub-advisory agreements shall be adopted and approved in conformity with the applicable laws, ~~and~~ regulations and any exemptive orders issued to NMSF, and (4) such sub-advisory agreements may be terminated at any time by MSA, the Board of Directors of NMSF, or by a majority vote of the relevant Portfolio's outstanding voting securities on not more than 60 days' written notice to the sub-adviser.

     10. For each Portfolio where the Manager elects to employ a sub-advisor or sub-advisors for the purpose of providing investment management services to the Portfolio, the Manager shall (1) evaluate potential sub-advisors and present to the Board of Directors its recommendation regarding a sub-advisor or sub-advisors the Manager believes is or are well-suited to manage the Portfolio’s assets, (2) determine the portion of the Portfolio’s assets to be managed by each sub-advisor when it deems appropriate, (3) supervise and oversee the activities of the sub-advisors, including monitoring and evaluating the investment performance of the sub-advisor or sub-advisors, and (4) recommend the termination or replacement of a sub-advisor or sub-advisors when deemed appropriate by Manager.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of NMSF shall have been approved, with respect to any Portfolio, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act of 1940) as provided in paragraph 8, if such vote is required by the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have executed this Amended Agreement on the day and year first above written.

NORTHWESTERN MUTUAL SERIES

FUND, INC.

By

MASON STREET ADVISORS, LLC

By

INVESTMENT ADVISORY FEE SCHEDULE

     Each Portfolio shall pay to the Manager compensation at the annual rate of the percentage of the current value of the net assets of the Portfolio as set forth below:

Index 500 Stock Portfolio	0.20%
Index 400 Stock Portfolio	0.25%
Select Bond, Money Market and Balanced Portfolios	0.30%
T. Rowe Price Small Cap Value Portfolio	0.85%
AllianceBernstein Mid Cap Value Portfolio	0.85%

	First $50	Next $50	Excess over
			$100 Million
Portfolio	Million	Million

Large Cap Core Stock	0.60%	0.50%	0.40%
Growth Stock	0.60%	0.50%	0.40%
Small Cap Growth Stock	0.80%	0.65%	0.50%
Aggressive Growth Stock	0.80%	0.65%	0.50%
High Yield Bond	0.60%	0.50%	0.40%
Franklin Templeton
International Equity	0.85%	0.65%	0.65%

	First $100	Next $150	Excess over
			$250 Million
Portfolio	Million	Million

Capital Guardian
Domestic Equity	0.65%	0.55%	0.50%
International Growth	0.75%	0.65%	0.55%
Asset Allocation	0.60%	0.50%	0.40%

	First $500	Excess over
		$500 Million
Portfolio	Million
T. Rowe Price Equity	0.40%	0.35%
Income Portfolio

	First $100	Next $400	Excess over
			$500 Million
Portfolio	Million	Million
Janus Capital	0.55%	0.50%	0.45%
Appreciation Portfolio

PRELIMINARY COPY

EACH CONTRACT OWNER’S VOTE IS IMPORTANT!
PLEASE PROVIDE YOUR VOTING INSTRUCTIONS TODAY!

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

*** CONTROL NUMBER: 999 999 999 999 99 ***

PORTFOLIO NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

By signing this Voting Instruction Form, I instruct The Northwestern Mutual Life Insurance Company to vote as indicated on the reverse side of this Form. If no choice is indicated, return of the signed form shall be considered as an instruction to vote to elect the nominees named on the reverse side and in favor of each of the other proposals. The Northwestern Mutual Life Insurance Company is instructed to vote in its discretion upon such other matters as may properly come before the meeting. THESE INSTRUCTIONS ARE SOLICITED BY THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY AS CO-DEPOSITOR OF NML VARIABLE ANNUITY ACCOUNT A, NML VARIABLE ANNUITY ACCOUNT B, NML VARIABLE ANNUITY ACCOUNT C AND NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT.

PLEASE NOTE: Before completing, read the Statement to Contract and Policy Owners and Payees carefully for an explanation of each proposal. If no choice is indicated, your properly completed and returned Voting Instruction Form will be voted FOR each proposal and each of the director nominees. Your instructions will count only for portfolios actually considering specific proposals. We recommend an instruction to vote FOR all proposals and nominees.

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU PREFER, YOU MAY ALSO VOTE BY TELEPHONE BY CALLING 1-888-221-0697 OR THROUGH THE INTERNET AT WWW.PROXYWEB.COM.

Dated: ____________, 2007

Signature(s)(Title(s), if applicable)
(Please sign in box)

NOTE: All required contract and policy owners and payees should sign exactly as their names appear on this ballot. When signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.

[reverse side]

Please refer to the Statement to Contract and Policy Owners and Payees for discussion of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE DIRECTOR NOMINEES AND FOR EACH OF THE OTHER PROPOSALS. As to any other matter, said proxies shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

1. ELECT THE FOLLOWING NOMINEES AS DIRECTORS:

FOR ALL          WITHHOLD ALL          FOR ALL EXCEPT**

(01) Miriam M. Allison, (02) William A. McIntosh, (03) Michael G. Smith,
(04) [new nominee], (05) [new nominee], (6) Edward J. Zore.

**To withhold authority to vote for any individual Nominee(s), write the number(s) on the line below.

2. To approve a proposal that will permit Mason Street Advisors, LLC, in its capacity as the investment advisor for the Northwestern Mutual Series Fund, subject to the approval of the Northwestern Mutual Series Fund Board of Directors, to enter into and materially amend agreements with unaffiliated sub-advisors without obtaining shareholder approval.

FOR          AGAINST          ABSTAIN

3. To approve an amendment to the Investment Advisory Agreement with Mason Street Advisors, LLC:

FOR          AGAINST          ABSTAIN

4. To approve an amendment to the fundamental investment objective of the Balanced Portfolio.

FOR          AGAINST          ABSTAIN

PLEASE SIGN AND DATE ON THE REVERSE SIDE.